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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :
                                  July 24, 2001
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                            Lucent Technologies Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

               1-11639                                     22-3408857
  --------------------------------------           ---------------------------------
      (Commission File Number)                     (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey                     07974
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(Address of principal executive offices)                       (Zip Code)

                                 (908) 582-8500
               ---------------------------------------------------
                         (Registrant's Telephone Number)


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Item 9.    Regulation FD Disclosure.

        On July 24, 2001, the registrant issued the press release attached hereto as Exhibit 99 reporting results of its third fiscal quarter.







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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          LUCENT TECHNOLOGIES INC.



Date:  July 24, 2001              By:   /s/ Mark R. White
                                          Name:   Mark R. White
                                          Title:  Senior Vice President and
                                                  Controller
                                                 (Principal Accounting Officer)